Merger Agreement	3 Months Ended
Dec. 31, 2021
Reverse Recapitalization [Abstract]
Merger Agreement	Merger Agreement
On May 7, 2021, the Merger between Old Blade and EIC was consummated. Pursuant to the Merger Agreement, at the closing date of the Merger, the outstanding shares of Old Blade common stock and preferred stock were cancelled and converted into (a) 10,024,296 shares of Blade common stock for each outstanding share of Old Blade common stock, including shares that were subject to vesting conditions outstanding as of the closing date, (b) 16,101,172 shares of Blade common stock for each outstanding share of Old Blade Series Seed Preferred Stock, Old Blade Series A Preferred Stock and Old Blade Series B Preferred Stock, outstanding as of the closing date (collectively, the “Old Blade Preferred Stock” and together with the Old Blade Common Stock, the “Old Blade Stock”) and/or (c) 9,689,826 options to purchase a number of shares of Blade common stock at an exercise price calculated pursuant to the Merger Agreement for each option to acquire Old Blade Common Stock outstanding as of the closing date (each, a “Blade Option”), as calculated pursuant to the Merger Agreement.
The Merger was accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, EIC is treated as the “acquired” company for financial reporting purposes. This determination was based primarily on Old Blade having the ability to appoint a majority of the initial Board of the combined entity, Old Blade's senior management comprising the majority of the senior management of the combined company, and the ongoing operations of Old Blade comprising the ongoing operations of the combined company. Accordingly, for accounting purposes, the Merger was treated as the equivalent of Blade issuing shares for the net assets of EIC, accompanied by a recapitalization. The net assets of EIC was stated at historical cost, with no goodwill or other intangible assets recorded. The historical statements of the combined entity prior to the Merger are presented as those of Old Blade.
The Company’s net assets acquired through the consummation of the Merger consisted of:

Cash, net of recapitalization costs	$213,698
Prepaid expenses and other current assets	90
Accounts payable and accrued expenses	(482)
Warrant liability	(23,886)
Net assets acquired	$189,420
Of the total recapitalization costs incurred of $27,150, $25,419 were allocated to equity and $1,731 were allocated to the warrant liabilities, and charged to other expenses on the Company’s consolidated statement of operations.
The warrants acquired in the Merger include (a) redeemable warrants issued by EIC and sold as part of the units in the EIC IPO (whether they were purchased in the EIC IPO or thereafter in the open market), which are exercisable for an aggregate of 9,166,666 shares of common stock at a purchase price of $11.50 per share (the “Public Warrants”) and (b) warrants issued by EIC to the Sponsor in a private placement simultaneously with the closing of the EIC IPO, which are exercisable for an aggregate of 5,000,000 shares of common stock at a purchase price of $11.50 per share (the “Private Placement Warrants”).
On May 7, 2021, simultaneous with the closing of the Merger, the Company completed a PIPE financing, whereby the Company received $125,000 gross proceeds ($119,634 net of transaction costs) in exchange for 12,500,000 shares of common stock.